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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 18, 2007
                                                          --------------

                               BCSB BANKCORP, INC.
                               -------------------
             (Exact Name of Registrant as Specified in Its Charter)

       United States                      0-24589             52-2108333
       -------------                    -----------          -------------
(State or other jurisdiction of         (Commission         (IRS Employer
incorporation or organization)          File Number)       Identification No.)

            4111 E. Joppa Road, Suite 300, Baltimore, Maryland 21236
            ---------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (410) 256-5000
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
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              APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF
              -------------------------------------------------------------
              CERTAIN OFFICERS.
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              (d) On April 18, 2007, the Board of Directors of BCSB Bankcorp,
Inc. (the "Company") elected Ernest A. Moretti to the Company's Board of Directors. In addition, Mr. Moretti was elected to the Boards of Directors of Baltimore County Savings Bank, M.H.C. and Baltimore County Savings Bank, F.S.B. (the "Bank"). Mr. Moretti has been appointed to the Audit Committee of the Company's Board of Directors and the Loan Committee and the Asset/Liability Management Committee of the Bank's Board of Directors. Mr. Moretti will receive the customary retainers, fees and benefits for his service on the Boards of Directors and the committees thereof. A copy of the press release announcing Mr. Moretti's election to the Boards of Directors is attached as Exhibit 99.1 and incorporated herein by reference.

ITEM 5.03     AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN
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              FISCAL YEAR.
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              On April 18, 2007, the Board of Directors of the Company amended
Article III Section 2 of the Company's Bylaws to increase the number of directors from eight to nine. The Company's Bylaws, as amended, are filed as
Exhibit 3.1 hereto.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.
              ---------------------------------

         (d)  Exhibits

              Number            Description
              ------            -----------

              3.1               Bylaws of BCSB Bankcorp, Inc., as amended

              99.1              Press Release dated April 18, 2007




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      BCSB BANKCORP, INC.



Date: April 23, 2007                  By: /s/ Joseph J. Bouffard
                                          --------------------------------------
                                          Joseph J. Bouffard
                                          President, Chief Executive Officer and
                                          Director